UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2022

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2022, Avinger, Inc., (the “Company”), entered into an At the Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Agent”), as sales agent, pursuant to which the Company may offer and sell shares of common stock, par value $0.001 per share (the “Shares”) up to an aggregate offering price of $7,000,000 from time to time, in an at-the-market public offering. Sales of the Shares, if any, will be made at prevailing market prices at the time of sale, or as otherwise agreed with the Agent. The Agent will receive a commission from the Company of 3.0% of the gross proceeds of any Shares sold under the ATM Agreement.

Upon delivery of an issuance notice and subject to the terms and conditions of the ATM Agreement, the Agent may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

The Company may sell the Shares in amounts and at times to be determined by the Company from time to time subject to the terms and conditions of the Sales Agreement but is not obligated to sell, and the Agent is not obligated to buy or sell, any Shares under the ATM Agreement. No assurance can be given that the Company will sell any Shares under the ATM Agreement, or, if it does, as to the price or amount of Shares that it sells or the dates when such sales will take place, except that the ATM Agreement provides that the Shares will not be sold at a price less than $1.00 per Share.

The Company or Agent may suspend or terminate the offering of Shares upon proper notice to the other party and subject to other conditions. The Agent will use its commercially reasonable efforts consistent with its normal sales and trading practices to place the Shares, subject to the terms of the ATM Agreement. The ATM Agreement will automatically terminate when the sale of the Shares reaches an aggregate offering amount equal to $7,000,000, or sooner if terminated as permitted therein.

In the ATM Agreement, the Company agreed to indemnify the Agent against certain liabilities, including under the Securities Act of 1933, as amended, or to contribute payments that the Agent may be required to make because of such liabilities.

The Shares sold under the ATM Agreement will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2022 and declared effective on April 7, 2022 (Registration No. 333-263922), and a prospectus supplement and the accompanying prospectus relating to the at-the-market offering filed with the SEC on May 20, 2022.

Because there is no minimum offering amount required pursuant to the ATM Agreement, the total number of Share to be sold under the ATM agreement, if any, and proceeds to the Company, if any, are not determinable at this time. The Company expects to use any net proceeds for working capital and general corporate purposes, which may include research and development of the Company’s Lumivascular platform products, preclinical and clinical trials and studies, regulatory submissions, expansion of the Company’s sales and marketing organizations and efforts, intellectual property protection and enforcement and capital expenditures.

The ATM Agreement also contains representations, warranties and certain covenants of the Company that are customary for transactions of this type. The representations, warranties and covenants contained in the ATM Agreement are made only for purposes of the ATM Agreement and as of specific dates, are solely for the benefit of the parties to the ATM Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company’s business or the Agent or any of the Company’s or their subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the ATM Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures or statements by us or the Agent. Accordingly, investors should read the representations and warranties in the ATM Agreement not in isolation but only in conjunction with the other information about the Company or the Agent and the Company’s or their subsidiaries included in reports, statements and other filings made with the SEC.

The foregoing description of the terms of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of the ATM Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of the Company’s counsel relating to the validity of the Shares that may be sold pursuant to the ATM Agreement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K, including the exhibits filed herewith, shall not constitute an offer to sell or the solicitation of an offer to buy the Shares that may be sold pursuant to the ATM Agreement, nor shall there be any offer, solicitation or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
1.1	At the Market Offering Agreement dated May 20, 2022 by and between Avinger, Inc., and H.C. Wainwright & Co., LLC
5.1	Opinion of Dorsey & Whitney LLP
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: May 20, 2022	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
Chief Executive Officer